UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) December 7, 2023

Microsoft Corporation

Washington	001-37845	91-1144442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Microsoft Way, Redmond, Washington	98052-6399

(425) 882-8080

www.microsoft.com/investor

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
COMMON STOCK, $0.00000625 par value per share	MSFT	NASDAQ
3.125% Notes due 2028	MSFT	NASDAQ
2.625% Notes due 2033	MSFT	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has Re-elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

On December 7, 2022, Microsoft Corporation (the “Company”) held its 2023 Annual Shareholders Meeting (the “Annual Meeting”). There were 7,429,030,596 shares of common stock entitled to be voted at the Annual Meeting, of which 6,340,975,646 were voted in person or by proxy. The results for each item submitted for a vote of shareholders are as follows. The shareholders:

(1) Voted to elect each of the twelve (12) nominees for director.

(2) Approved, on an advisory basis, the compensation of the Company’s named executive officers.

(3) Approved, on an advisory basis, a frequency of every year for the Company’s advisory vote to approve the compensation of the Company’s named executive officers. Consistent with the recommendation of the Directors and the majority of votes cast, the Company has determined that future advisory votes to approve the compensation of the Company’s named executive officers will take place every year until the next advisory vote on the frequency of such votes, which will occur no later than the Company’s Annual Shareholders Meeting in 2029.

(4) Voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2024.

(5) Did not approve a shareholder proposal concerning a report on gender-based compensation and benefits gaps.

(6) Did not approve a shareholder proposal concerning a report on risk from omitting ideology in EEO Policy.

(7) Did not approve a shareholder proposal concerning a report on government takedown requests.

(8) Did not approve a shareholder proposal concerning a report on risks of weapons development.

(9) Did not approve a shareholder proposal concerning a report on climate risks to retirement plan beneficiaries.

(10) Did not approve a shareholder proposal concerning a report on tax transparency.

(11) Did not approve a shareholder proposal concerning a report on data operations in human rights hotspots.

(12) Did not approve a shareholder proposal concerning a mandate for third-party political reporting.

(13) Did not approve a shareholder proposal concerning a report on artificial intelligence misinformation and disinformation.

The Company’s inspector of election certified the following vote tabulations:

Election of Directors

Director	Vote Results	% Votes For	For	Against	Abstain	Broker Non-Votes
Reid G. Hoffman	Re-elected	99.30	5,099,793,186	35,610,548	14,472,280	1,191,099,632
Hugh F. Johnston	Re-elected	91.29	4,693,142,780	447,707,365	9,025,869	1,191,099,632
Teri L. List	Re-elected	97.99	5,037,999,367	103,082,084	8,794,563	1,191,099,632
Catherine MacGregor	Elected	99.77	5,129,394,127	11,706,923	8,774,964	1,191,099,632
Mark A. L. Mason	Elected	99.78	5,129,864,831	10,925,164	9,086,019	1,191,099,632
Satya Nadella	Re-elected	94.36	4,838,647,785	289,118,177	22,110,052	1,191,099,632
Sandra E. Peterson	Re-elected	98.13	5,045,355,824	95,982,672	8,537,518	1,191,099,632
Penny S. Pritzker	Re-elected	99.61	5,121,255,514	19,710,256	8,910,244	1,191,099,632
Carlos A. Rodriguez	Re-elected	97.32	5,003,573,390	137,421,562	8,881,062	1,191,099,632
Charles W. Scharf	Re-elected	98.48	5,062,612,671	78,115,873	9,147,470	1,191,099,632
John W. Stanton	Re-elected	99.49	5,115,129,701	25,719,893	9,026,420	1,191,099,632
Emma N. Walmsley	Re-elected	99.02	5,091,160,704	49,967,509	8,747,801	1,191,099,632

Advisory Vote to Approve Named Executive Officer Compensation

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	93.77	4,806,802,798	318,924,533	24,148,683	1,191,099,632

Advisory vote on the frequency of future advisory votes on executive compensation

Vote result	One year	Two years	Three years	Abstain	Broker Non-Votes
One year	5,069,287,701	6,534,144	64,434,058	9,620,111	1,191,099,632
	98.61%	0.12%	1.25%

Ratification of Appointment of Independent Auditor for Fisal Year 2023

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Approved	95.27	6,030,931,368	298,788,648	11,255,630	0

Shareholder Proposal: Report on Gender-Based Compensation and Benefit Gaps

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	1.01	51,642,120	5,052,638,933	45,594,961	1,191,099,632

Shareholder Proposal: Report on Risk from Omitting Ideology in EEO Policy

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	0.81	41,683,792	5,060,353,508	47,838,714	1,191,099,632

Shareholder Proposal: Report on Government Takedown Requests

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	1.78	90,459,645	4,990,487,197	68,929,172	1,191,099,632

Shareholder Proposal: Report on Risks of Weapons Development

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	15.19	772,125,694	4,309,033,970	68,716,350	1,191,099,632

Shareholder Proposal: Report on Climate Risks to Retirement Plan Beneficiaries

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	8.89	451,480,750	4,624,893,737	73,501,527	1,191,099,632

Shareholder Proposal: Report on Tax Transparency

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	21.25	1,087,190,237	4,026,777,970	35,907,807	1,191,099,632

Shareholder Proposal: Report on Data Operations in Human Rights Hotspots

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	33.57	1,696,197,226	3,355,297,882	98,380,906	1,191,099,632

Shareholder Proposal: Mandate for Third-Party Political Reporting

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	5.37	273,315,956	4,815,602,915	60,957,143	1,191,099,632

Shareholder Proposal: Report on AI Misinformation and Disinformation

Vote result	% Votes For	For	Against	Abstain	Broker Non-Votes
Not approved	21.16	1,075,050,578	4,003,579,250	71,246,186	1,191,099,632

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROSOFT CORPORATION
(Registrant)

Date: December 8, 2023	/s/ Keith R. Dolliver
Keith R. Dolliver
Corporate Secretary